Exhibit 10.24

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IMMUNOME, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO IMMUNOME, INC. IF PUBLICLY DISCLOSED.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
1	2
2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00004	27-Dec-2022	SEE SCHEDULE
6. ISSUED BY	CODE	W911SR	7. ADMINISTERED BY (If other than item 6)	CODE	W911SR
ACC-APG EDGEWOOD
ACC-APG EDGEWOOD	110 THOMAS JOHNSON DR
8456 BRIGADE STREET	FREDERICK MD 21702
APG MD 21010

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) IMMUNOME, INC. 665 STOCKTON DR STE 300 EXTON PA 19341-1139	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
X	10A. MOD. OF CONTRACT/ORDER NO. W911QY2090019
X	10B. DATED (SEE ITEM 13) 03-Jul-2020
CODE 4U3X6	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer	☐ is extended	☐ is not extended
Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;

or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
A.THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

 B.THE ABOVE NUMBERED CONT RACT /ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

C.THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D.OTHER (Specify type of modification and authority)
In accordance w ith Article 5 of the agreement.
E. IMPORTANT : Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT /MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number: bbatista23309

The purpose of this modification is to extend the completion date under CLIN 0001 from 30 December 2022 to 31 July 2023, at no additional cost to Government. All other terms and conditions remain the same and in full force and effect.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Purnanand Sarma	CEO
TEL [***]	EMAIL [***]
15B	15C. DATE SIGNED	16B.	16C. DATE SIGNED
/s/ Purnanand Sarma	1/3/2023	BY [***]
(Signature of person authorized to sign)	(Signature of Contracting Officer)	4 Jan 2023

EXCEPTION TO SF 30	30-105-04	STANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84		Prescribed by GSA
FAR (48 CFR) 53.243

W911QY2090019

(bbatista23309)

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION SF 30 - BLOCK 14 CONTINUATION PAGE

The following have been added by full text:

P00004

A.	The purpose of this modification is to extend the completion date under CLIN 0001 from [***] to [***], at no additional cost to Government.
B.	The parties hereby agree that changes effected by this modification constitute both the consideration and the equitable adjustment due under any clause of this agreement resulting from the incorporation of the changes denoted in paragraph A of this modification.
C.	All other terms and conditions remain the same and in full force and effect.

SECTION F - DELIVERIES OR PERFORMANCE

The following Delivery Schedule item for CLIN 0001 has been changed from:

	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC /
CAGE
	[***]		N/A
FOB: Destination

To:

	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC /
CAGE
	[***]		N/A
FOB: Destination

(End of Summary of Changes)